INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement    [  ]     Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[  ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[ X]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MAVERICK TUBE CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[  ]     Fee  computed  on  table  below per Exchange Act Rules  14a-6(i)(1) and
         0-11.

         1)    Title to each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any  part of the fee is  offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

         2)    Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

Investors and security holders are advised to read the proxy statement and other documents related to the Maverick Tube Corporation and Prudential Steel Ltd. combination when they become available and any amendments to these documents when they become available because they will contain important information. Investors and security holders may obtain these documents free of charge, when available, and other documents filed by Maverick or Prudential with the Securities and Exchange Commission at the SEC's Internet web site (www.sec.gov) and these documents may be obtained for free, in the case of Maverick, from Maverick by directing such request to Maverick Tube Corporation, 1640 Swingley Ridge road, Seventh Floor, Chesterfield, MO 63017, (636) 733-1600; and in the case of Prudential from Prudential by directing such request to Prudential Steel Ltd., Suite 1800, 140 Fourth Avenue S.W., Calgary, Alberta, Canada T2P 3N3,
(403) 267-0300.

Maverick and its directors intend to solicit proxies from Maverick stockholders in favor of the combination. The names of the directors of Maverick and information regarding their security holdings may be obtained for free from Maverick by directing such request to Maverick Tube Corporation, 1640 Swingley Ridge road, Seventh Floor, Chesterfield, MO 63017, (636) 733-1600.

--------------------------------------------------------------------------------

        [LOGO]                                        [LOGO]

MAVERICK TUBE CORPORATION                         PRUDENTIAL STEEL

                                                  Partners In Quality


                              INVESTOR PRESENTATION

                                    JUNE 2000

--------------------------------------------------------------------------------

Forward Looking Statements

These slides accompany an oral presentation by Maverick Tube Corporation and Prudential Steel Ltd., which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including:

          oil and gas price volatility;

          steel price volatility;

          domestic and foreign competitive pressures;

          fluctuations in industry-wide inventory levels;

          the presence or absence of governmentally imposed trade restrictions;

          asserted and unasserted claims; and

          those other risks and uncertainties described on Exhibit 99.1 to our Annual Report on Form 10-K for our fiscal year ended September 30, 1999.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and Prudential and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick and Prudential undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

--------------------------------------------------------------------------------

On June 11, Maverick and Prudential Announced . . . . .

         A combination of the companies to create the leading North American welded tube producer

         Prudential holders receive 0.52 Maverick shares in an Exchangeable Share transaction

         Tax deferred transaction

         Pooling of Interests accounting treatment expected

         Transaction subject to shareholder approval

         Plan to list on NYSE

         Closing expected by September 30, 2000

--------------------------------------------------------------------------------

Organization Structure

         Corporate name will remain Maverick Tube

         Prudential Steel will maintain identity in Canada

             Gregg Eisenberg             Chairman, President and CEO

             Don Wilson                  President, Prudential Steel Ltd.
                                         and Director

             Barry Pearl                 Vice President, Finance and Chief
                                         Financial Officer

--------------------------------------------------------------------------------

Broad Product Line

    Energy Products

    - new and reworked wells, transportation of oil and gas, and other products

         -    Casing                1 1/2" thru 16"

         -    Tubing                Carbon and alloy grades

         -    Line Pipe             Complete end finishing

         -    Couplings             HIC resistant products for sour gas service

         -    Premium connections   80 ft Line Pipe

     Industrial Products

     -   construction, agricultural and industrial equipment, and other products

         -    HSS                   1 1/2" - 12"

         -    Standard Pipe         Rounds, squares, rectangles

         -    Piling                Custom products

         -    Cold drawn tubing     High tolerance products


--------------------------------------------------------------------------------

Combined Company Overview

        1.5 million tons of tubular products capacity

        Largest North American welded OCTG producer

        Diverse operations with 10 mills and 5 locations

        Highly efficient and low cost operations

        Well positioned for future growth

        Financially strong

--------------------------------------------------------------------------------

                                     [LOGO]

                                PRUDENTIAL STEEL

                               Partners In Quality

                                    OVERVIEW


--------------------------------------------------------------------------------

History

       Manufacturing and marketing tubular products since 1966

       Well-established Western Canada OCTG, Line Pipe and HSS producer

       Customer-focused strategies

       Recognized innovator in product development

       Recent entrant into US structural tube market

       Efficient and profitable producer with strong earnings history

--------------------------------------------------------------------------------

Steady Growth & Earnings Capability

        Significant expansion of capacity and sales

        Canadian energy pipe market share increased to 25%

         [Graph Omitted - Tabular representation for EDGAR filing below]


Capacity (Short Tons 000)


        1992      1993       1994        1995        1996        1997        1998        1999        2000
        ----      ----       ----        ----        ----        ----        ----        ----        ----
         265       265        265         350         350         375         440         550         550


Sales (Short Tons 000)(1)

        1992      1993       1994        1995        1996        1997        1998        1999       2000E
        ----      ----       ----        ----        ----        ----        ----        ----       -----
         110       229        290         213         284         407         200         257         429

(1)  Includes by-product and conversion tons


--------------------------------------------------------------------------------

Expanded Geographic Reach

         The recent plant addition in Longview, Washington expanded Prudential's
         market   penetration  in  the  Northwestern  U.S.  and  Rocky  Mountain
         regions

         [Pie Graph Omitted - Tabular representation for EDGAR filing below]

Calgary Product Mix

                  Industrial Products      Energy Products
                  -------------------      ---------------
                           8%                     92%

Longview Product Mix

                    Energy Products        Industrial Products
                    ---------------        -------------------
                           44%                     56%

--------------------------------------------------------------------------------

Innovating with New Products

         OCTG Products

         -        PS80 - high strength casing

         -        New premium threading facility

         Line Pipe Products

         -        PS66 - sour gas line pipe

         -        HIC - hydrogen induced crack resistant

         -        80 foot lengths

--------------------------------------------------------------------------------

Capabilities Added Since 1997 Cycle

         New Longview facility adds 25% capacity to 1997 level

         Calgary mill 1 re-commissioned, new finishing equipment, adds 20% capacity over 1997 level

         Calgary mill 2 upgraded with new accumulator

         Finishing lines are modified to handle 80 ft pipe

         New premium thread facility for critical application

         New products to take advantage of niche applications

--------------------------------------------------------------------------------

                                     [LOGO]

                           MAVERICK TUBE CORPORATION

                                    OVERVIEW

--------------------------------------------------------------------------------

A History of Growth

         Capacity grew at a 16% CAGR from 1989-2000

         Sales grew at a 12% CAGR from 1989-1999

         [Graph Omitted- Tabular representation for EDGAR filing below]


Capacity (Short Tons 000)

                 1992      1993      1994      1995      1996      1997      1998     1999      2000
                 ----      ----      ----      ----      ----      ----      ----     ----      ----
                  427       477       477       577       669       669       669      669       974

Sales (Short Tons 000)

                 1992      1993      1994      1995      1996      1997      1998     1999      2000E
                 ----      ----      ----      ----      ----      ----      ----     ----      -----
                  172       229       215       276       345       470       428      338       515



--------------------------------------------------------------------------------

Competitive Strengths

         Innovative and diversified product line

         Full range of products with new large diameter mill

         Low cost manufacturer - economies of scale

         High quality reputation - customer service focus

         Significant market share in sizes produced

--------------------------------------------------------------------------------

Large Diameter Mill Broadens Maverick Product Line

         16-inch mill adds large diameter OCTG, Line Pipe, HSS, Standard Pipe, and Piling

         New mill adds 250,000 tons of capacity

         New products will enter markets in July 2000

         Increased volume with minimal sales force expansion

         Improves customer access to single source supplier

--------------------------------------------------------------------------------

Maverick's Incremental Market Access

         The accessible market will be 37% larger overall

         [Graph Omitted - Tabular representation for EDGAR filing below]

                                              % of US Market
                              OCTG    Line Pipe    HSS     Standard Pipe  Total

Current Products              68.5%     29.2%     85.0%       24.7%       45.5%

Large Diameter Products       20.9%     24.1%     12.0%       16.8%       17.0%

Current and Large
Diameter Products             89.4%     53.3%     97.0%       41.5%       62.5%
--------------------------------------------------------------------------------

We Believe The Combination Will Enhance Shareholder Value

         Financial Benefits

         -        Accretive to EPS and cash flow

         -        Strong balance sheet

         -        Reduced earnings volatility

         -        Larger market capitalization

         -        Increased trading liquidity

         -        Broader investor base

         -        Lower cost of capital

         Operating Benefits

--------------------------------------------------------------------------------

Broad Array of Operating Benefits

        Enhance purchasing economies

        Expand product line and cross selling

        Optimize capacity utilization

        Improve distribution / reduce transportation costs

        Implement "Best Practices" across all disciplines

        Streamline administrative processes

--------------------------------------------------------------------------------

Historical Combined Sales Volume

        [Graph Omitted - Tabular representation for EDGAR filing below]

                         Short Tons (000)
                    Maverick(1)     Prudential(1,2)

        1994            215              290

        1995            276              213

        1996            345              284

        1997            470              407

        1998            428              200

        1999            338              257

        2000*           512              453


Does not include the large diameter mill which will be fully operational in 2001.

(1) Annualized first three months of CY 2000 for Prudential and first 6 months of FY 2000 for Maverick

(2)  Includes by-product and conversion tons

--------------------------------------------------------------------------------

Combined Company's Expanded
Prime Distribution Capabilities

          [Picture Graphic Omitted - Picture of United States with combined distribution capabilities from Calgary, Canada; Longview, WA; Beaver Falls, PA; Hickman, AR; Conroe, TX]

          [Pie graph omitted - demonstrates 25% industrial products and 75% energy products]

--------------------------------------------------------------------------------

[LOGO]                                            [LOGO]
MAVERICK TUBE CORPORATION                         PRUDENTIAL STEEL
                                                  Partners In Quality

                                Financial Review

--------------------------------------------------------------------------------

1997 Combined Earning Capacity

        Energy and industrial tube markets were strong in 1997 and the combined company produced impressive results . . . . .

                                      Maverick(1)    Prudential(2,3)   Combined

         Short Tons Shipped             498               407             905

         Revenue (US$)                  313               255             568

         EBITDA (US$)                    36                51              87

(1)  Maverick data is for calendar 1997

(2)  Converted to US Dollars at average 1997 exchange rate of: CN$1.38=
     US$1.00

(3)  Includes by-product and conversions tons

--------------------------------------------------------------------------------

Strong Combined Balance Sheet

                                 (In millions of US$, except for percentages)

                                                March 31, 2000

                                                                   Pro Forma
                                   Maverick      Prudential(1)      Combined
                                   --------      ----------        ----------

Working Capital                        67.9          60.7            128.6

Total Assets                          223.8         144.0            367.7

Total Debt                             51.9           7.6             59.5

Shareholder's Equity                  114.0          91.8            205.8

Total Debt/Book Capitalization         31.3%          7.6%            22.4%

(1)  Converted to US Dollars at exchange rate of CN$1.45=US$1.00

--------------------------------------------------------------------------------

Current Market Dynamics - Energy Products

        Oil and gas supply constraints are leading to increased drilling to fulfill demand

        New pipeline construction and deregulation have unified the North American market

        End users are combining to create larger, more efficient oil and gas producers


US Working Gas Storage (Bcf)
----------------------------
                  Jan         Feb         Mar          Apr         May
2000            2081.5        1357      1082.8       1031.75       1193
1999            2194.25     1821.25     1439.75        1371       1593.5
5 Yr. Average   1939.048    1367.05     1044.143     1004.381     1222.095

                  June        July        Aug         Sept          Oct          Nov        Dec
2000            1906.5      2217.6      2431.5       2706.5       2957.4        3005      2960.8
1999            1643.476      1991      2253.238     2580.048     2854.043    2837.905    2539.091
5 Yr. Average    N/A           N/A        N/A          N/A         N/A          N/A         N/A


US Crude Oil Stocks (MMBbls)
----------------------------

                  Jan         Feb         Mar         Apr         May         June        July
2000            290.6428    285.54      291.6143    304.5288
1999            327.26      331.22      339.52      338.72       332.36      331.11      329.22
5 Yr. Average   305.1393    309.5312    312.2324    317.7683     321.404     326.4654    323.1922

                  Aug         Sept        Oct         Nov         Dec
2000            317.17      307.36      305.57      305.91       294.26
1999            317.9006    309.2141    310.5008    315.4216     310.357
5 Yr. Average     N/A         N/A         N/A         N/A         N/A


--------------------------------------------------------------------------------

U.S. Tubular Business is Gaining Momentum


(Price Indexed to 1/96) (Tons Shipped 000)


                          Jan-96      Feb-96      Mar-96      Apr-96      May-96      Jun-96
U.S. OCTG Price Index        100    100.3802    100.6337    100.7605    101.2674    102.0279
U.S. Domestic Shipments      145         134         151         158         154         147

                          Jul-96      Aug-96      Sep-96      Oct-96      Nov-96      Dec-96      Jan-97      Feb-97
U.S. OCTG Price Index   102.0279    103.2953    103.8023    104.0558     104.436     104.943    105.1965    105.7034
U.S. Domestic Shipments      155         178         183         186         166         211         164         182

                          Mar-97      Apr-97      May-97      Jun-97      Jul-97      Aug-97      Sep-97      Oct-97
U.S. OCTG Price Index   107.4778    108.4918    110.0127    111.4068    112.4208    113.6882    114.0684    114.3219
U.S. Domestic Shipments      195         222         262         252         282         268         242         239

                          Nov-97      Dec-97      Jan-98      Feb-98      Mar-98      Apr-98      May-98      Jun-98
U.S. OCTG Price Index   114.5754    114.8289   115.0824    114.9556    114.1952     113.1812    112.9278    111.7871
U.S. Domestic Shipments      214         221        230         227         213          205         168         150


                          Jul-98      Aug-98      Sep-98      Oct-98      Nov-98      Dec-98      Jan-99      Feb-99
U.S. OCTG Price Index   109.7592    108.1115    104.6895    102.9151    101.1407    98.47909    96.07098    93.91635
U.S. Domestic Shipments      145         126         108         107          56          72      91.136      70.459


                          Mar-99      Apr-99      May-99      Jun-99      Jul-99      Aug-99      Sep-99
U.S. OCTG Price Index    91.3815    90.36755    89.48035     89.6071    89.73384    90.36755    92.14195
U.S. Domestic Shipments   65.085      80.676      84.749      84.315       94.65     108.883     135.431

                          Oct-99      Nov-99      Dec-99      Jan-00      Feb-00
U.S. OCTG Price Index   94.04309    95.81749    98.47909    100.2535    101.7744
U.S. Domestic Shipments   171.53      171.027     177.251     189.325    201.137

Source:  Raymond James and Assoc.

--------------------------------------------------------------------------------


Canadian Tubular Fundamentals are Outstanding

(Price Indexed to 1/96) (Tons Shipped 000)


                              Jan-96      Feb-96      Mar-96      Apr-96      May-96      Jun-96      Jul-96
Canadian OCTG Price Index      100         100        99.8        100.5       102.7       101.3       103.5
Canadian Domestic Shipments     41          41          39          14          19          34          38


                              Aug-96      Sep-96      Oct-96      Nov-96      Dec-96      Jan-97      Feb-97      Mar-97      Apr-97
Canadian OCTG Price Index      102.1       102.9       100.3       102.7       102.2       102.6       101.8       103.4       102
Canadian Domestic Shipments      43          34          46          45          39          46          47          45        28

                              May-97      Jun-97      Jul-97      Aug-97      Sep-97      Oct-97      Nov-97      Dec-97     Jan-98
Canadian OCTG Price Index     101.2       101.1       101.2       103.2       102.6       103.2       104.3       104.7      103.8
Canadian Domestic Shipments     42          48          59          49          53          59          56          53         56


                              Feb-98      Mar-98      Apr-98      May-98      Jun-98      Jul-98      Aug-98      Sep-98      Oct-98
Canadian OCTG Price Index     104.9       106.4       108.6       107.4       109.7       109.4       109.3       109.2       106.4
Canadian Domestic Shipments     53          38          15          26          29          21          25          22          21

                              Nov-98      Dec-98      Jan-99      Feb-99    Mar-99      Apr-99      May-99
Canadian OCTG Price Index     106.8       107.2       106.5       106.3        106       104.4       102.6
Canadian Domestic Shipments     23          21          24          21         14           4          12

                                    Jun-99      Jul-99      Aug-99      Sep-99      Oct-99      Nov-99      Dec-99
Canadian OCTG Price Index            102.7       102.9       103.1         103       103.8       105.3       105.9
Canadian Domestic Shipments             23          22          31          41          33          39          39

                                      Jan-00     Feb-00     Mar-00
Canadian OCTG Price Index            106.5       107.1      107.9
Canadian Domestic Shipments             44          44       40

Source:  Raymond James and Assoc.

--------------------------------------------------------------------------------

  Current Market Dynamics - Industrial / Mechanical

        HSS market growing 7-8% annually in the U.S. and about 5% annually in Canada

        Strong economy encouraging construction, equipment additions and replacements

HSS US Shipments (Short Tons 000)

1Q94                             278
2Q94                             338
3Q94                             294
4Q94                             325
1Q95                             341
2Q95                             327
3Q95                             311
4Q95                             318
1Q96                             369
2Q96                             388
3Q96                             376
4Q96                             376
1Q97                             409
2Q97                             447
3Q97                             443
4Q97                             422
1Q98                             454
2Q98                             469
3Q98                             458
4Q98                             416
1Q99                             436
2Q99                             474
3Q99                             439
4Q99                             505
1Q00                             545

Source:  Steel Tube Institute

--------------------------------------------------------------------------------

Combined Company Business Strategy

        Supply North American energy markets with broader OCTG and Line Pipe product offering

        Complete large mill expansion with successful market entry

        Expand market penetration by Longview and Beaver Falls facilities

        Increase margins through successful business combination and implementation of plans to achieve synergies

--------------------------------------------------------------------------------

 Conclusions

        The Maverick / Prudential combination creates a stronger company with minimal redundancy

        Strong market dynamics and new product introduction will drive near-term growth

        Larger market capitalization and broader shareholder base improves liquidity and capital access

        Combined company is well positioned to pursue future growth opportunities

--------------------------------------------------------------------------------

[LOGO]                                        [LOGO]

MAVERICK TUBE CORPORATION                     PRUDENTIAL STEEL

                                              Partners In Quality

--------------------------------------------------------------------------------